UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

 SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance Unit Awards

Effective February 5, 2025, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of SiteOne Landscape Supply, Inc. (the “Company”) granted performance stock units (“PSUs”) under the SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan (the “Plan”) to certain of the Company’s officers, including certain named executive officers. The PSUs will be earned based upon the Company’s performance over a three-year period, commencing December 30, 2024 and ending January 2, 2028. Seventy percent (70%) of the award will be measured by the Company’s pre-tax income plus amortization expense for intangible assets (“EBTA”) growth relative to a select peer group (excluding non-recurring items). Thirty percent (30%) of the award will be measured by the Company’s return on invested capital (“ROIC”). Vesting of PSUs is contingent upon each named executive’s continued employment, subject to certain exceptions as set forth in the PSU award agreement.

The table below sets forth the performance criteria for the PSUs:

Performance Level	Relative EBTA Growth	% Target Award (for 70% of Target Award)	Absolute Avg. ROIC	% Target Award (for 30% of Target Award)
Maximum	>=75th percentile	200%	>=20%	200%
Target	50th percentile	100%	16%	100%
Threshold	25th percentile	50%	12%	50%
<Threshold	<25th percentile	0%	<12%	0%

•	Payout on relative EBTA growth performance capped at 100% of target if Company’s absolute EBTA growth is negative.

•	Payout for performance between levels noted above shall be determined using straight-line interpolation between threshold and target and between target and maximum for each metric, as applicable.

The table below sets forth the number of PSUs awarded to the Company’s named executive officers by the Committee:

Executive / Title	Number of PSUs Awarded
Doug Black, Chief Executive Officer	15,460
Briley Brisendine, Executive Vice President, General Counsel and Secretary	3,036
John Guthrie, Executive Vice President, Chief Financial Officer and Assistant Secretary	3,036
Scott Salmon, Executive Vice President, Strategy and Development	2,668
Joseph Ketter, Executive Vice President, Human Resources	2,576

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Performance Stock Unit Award Agreement under the SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

By:	/s/ Briley Brisendine
Briley Brisendine
Executive Vice President, General Counsel and Secretary

Date: February 10, 2025

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated February 10, 2025

10.1	Form of Performance Stock Unit Award Agreement under the SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan.